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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): September 8, 2004

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

         On September 8, 2004, Southern California Edison Company (the "Company") entered into dealer agreements
(the "Agreements") with Credit Suisse First Boston LLC ("CSFB") and Lehman Brothers Inc. ("Lehman") relating to the planned start-up of the Company's commercial paper program.  Both CSFB and Lehman have in the past acted as underwriters for the Company's securities.  An affiliate of CSFB is the documentation agent and a lender, and an affiliate of Lehman is the syndication agent and a lender, under the Company's revolving credit agreement.

         The Agreements provide the terms by which the dealers, CSFB and Lehman, will arrange for the sale of commercial paper notes ("Notes") by the Company and contain customary representations, warranties and covenants.
The maturities of the Notes will vary, but will not exceed 365 days.  The principal amount of outstanding Notes may not exceed $700 million.  The Notes will bear interest at a variable rate dependent on market conditions.

         The Company expects that borrowings under the commercial paper program will average approximately $150 million to $200 million.  Notes will be issued and repaid from time to time under the commercial paper program in the ordinary course of business.  The Company will not disclose on Form 8-K any changes to the outstanding principal amount of Notes unless the amount differs materially from the expected levels.

         Complete copies of the Agreements are attached hereto as Exhibits 10.1 and 10.2.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         See Item 1.01.

Item 9.01       Financial Statements and Exhibits.

(c)         Exhibits

            See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                SOUTHERN CALIFORNIA EDISON COMPANY
                                                                            (Registrant)

                                                                     /s/ KENNETH S. STEWART
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                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

September 8, 2004

                                                   EXHIBIT INDEX

Exhibit No.             Description

10.1                    Dealer Agreement by and between Southern California Edison Company and Credit
                        Suisse First Boston LLC dated as of September 8, 2004.

10.2                    Dealer Agreement by and between Southern California Edison Company and Lehman
                        Brothers Inc. dated as of September 8, 2004.